Filed Pursuant to Rules 497(k) and 497(e)

Registration No. 333-08653

SEASONS SERIES TRUST

SA Multi-Managed Large Cap Growth Portfolio

SA T. Rowe Price Growth Stock Portfolio

(each, a “Portfolio”)

Supplement dated December 10, 2021, to each Portfolio’s

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated July 29, 2021, as amended and supplemented to date

At a meeting held on December 2, 2021, the Board of Trustees of Seasons Series Trust (the “Trust”) approved, subject to shareholder approval, a change to each Portfolio’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified.” The Trust will call a special meeting of the shareholders of each Portfolio, to be held on or about March 2, 2022, to consider the non-diversification proposal. If the proposal is approved for a Portfolio, an updated supplement detailing the change will be filed and mailed to shareholders of that Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.